FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 26, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1999-2
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-2, on December 26, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated April 27, 1999, between and among Structured Asset Mortgage Investments Trust, as Issuer, Norwest Bank Minnesota, National Association, as Trustee, and Cendant Mortgage Corporation, as Master Servicers.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.32) December 26, 2002 - Information on Distribution to
                        Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:    January 15, 2003              By:   /S/Samuel Molinaro
                                               Samuel Molinaro
                                               Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.32)             December 26, 2002 - Information on
                         Distribution to Certificateholders




              December 26, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.32
                                   TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1999-2









           Principal Amt.
            Outstanding                                                         Ending
Certificat   Prior to    Interest    Interest      Principal       Total       Certificate
  Class    Distribution    Rate    Distribution   Distribution  Distribution     Balance
      A-1             $0   6.05000%          $0             $0            $0              $0
      A-2     215,564.73   6.10000%     1,095.79    215,564.73    216,660.52            0.00
      A-3  28,519,000.00   6.30000%   149,724.75     657252.31    806,977.06   27,861,747.69
      A-4   3,049,878.57   6.30000%   16,011.86   3,049,878.61  3,065,890.47            0.00
      A-5  34,131,921.55   2.86661%   209,928.57  4,830,528.19  5,040,456.76   29,301,393.36
      A-6              0   2.59000%            0             0          0.00            0.00
      A-7              0  22.79576%            0             0          0.00            0.00
      A-8              0   6.75000%            0             0          0.00            0.00
      2-A  22,521,374.58   6.42325%   120,550.28  1,471,367.88  1,591,918.16   21,050,006.70
       R1              0   6.75000%            0             0          0.00            0.00
       R2              0   6.46658%            0             0          0.00            0.00
       R4              0   6.75000%            0             0          0.00            0.00
      B-1   3,021,716.46   6.66799%    16,790.65      3,913.63     20,704.28    3,017,802.83
      B-2   1,605,316.72   6.66799%     8,920.20      2,079.15     10,999.35    1,603,237.57
      B-3     755,476.86   6.66799%     4,197.93        978.47      5,176.40      754,498.39
      B-4     661,018.37   6.66799%     3,673.05        856.13      4,529.18      660,162.24
      B-5     283,184.45   6.66799%     1,573.56        366.77      1,940.33      282,817.68
     B-6P     472,278.65   0.00000%         0.00        611.68        611.68      471,666.97
     B-6X              0   6.66799%     2,624.29             0      2,624.29            0.00
      3-A  35,211,725.70   6.75000%   195,203.79  1,207,961.33  1,403,165.12   34,003,764.37
      3-X              0   1.05431%    36,573.20             0     36,573.20            0.00
    3-B-1   3,556,056.61   6.75000%    19,659.61    121,375.82    141,035.43    3,434,680.79
    3-B-2   1,454,735.49   6.75000%     8,042.48     49,653.23     57,695.71    1,405,082.26
    3-B-3     872,828.14   6.75000%     4,825.42     29,791.49     34,616.91      843,036.65
    3-B-4     581,907.34   6.75000%     3,217.07     19,861.74     23,078.81      562,045.60
    3-B-5       258647.4   6.75000%     1,429.93      8,828.19     10,258.12      249,819.21
    3-B-6     301,710.81   6.75000%     1,668.00     10,298.04     11,966.04      291,412.77
       R3              0   6.75000%            0             0          0.00            0.00

    Total   $137,474,342                $805,710   $11,681,167   $12,486,878    $125,793,175

